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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                September 9, 2003


                        Annaly Mortgage Management, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Maryland              1-13447                  22-3479661
             --------              -------                  ----------
State or Other Jurisdiction      (Commission            (I.R.S. Employer
     Of Incorporation)          File Number)           Identification No.)



      1211 Avenue of the Americas
              Suite 2902                                            10036
          New York, New York                                        -----
          ------------------
    (Address of Principal Executive                               (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 696-0100



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Press Release dated September 9, 2003



Item 9.  Regulation FD Disclosure

         See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release issued on September 9, 2003 by Annaly Mortgage Management, Inc. ("Annaly") in which Annaly is providing earnings guidance for the third quarter of 2003.

         As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Annaly's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

         The foregoing information (including Exhibit 99.1) is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition." Such information (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANNALY MORTGAGE MANAGEMENT, INC.



                                    By: /s/ Kathryn F. Fagan
                                        ----------------------------------------
                                        Name:  Kathryn Fagan
                                        Title:    Chief Financial Officer



Dated: September 9, 2003



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                                  EXHIBIT INDEX



Exhibit No.                    Description
-----------                    -----------


99.1                           Press Release dated September 9, 2003